EXHIBIT 10.70


                               SECURITY AGREEMENT

     This Security Agreement, made as of the 7th day of October, 2002 is entered into by and between Laurus Master Fund, Ltd. ("Laurus") and Implant Sciences Corporation, a Massachusetts company (the "Company") (the "Agreement").

     1. To secure the payment of all Obligations (as hereafter defined), the Company hereby grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Company, or in which the Company now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts (the "Accounts"), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which the Company now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Terms used in this paragraph which are defined in the Uniform Commercial Code as enacted and in effect from time to time in the State of New York (the "Code") are used herein as so defined in the Code.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Company to Laurus and all loans, advances, extensions of credit, endorsements, guaranties, benefits and/or financial accommodations heretofore or hereafter made, granted or extended by Laurus to the Company or which Laurus has or will become obligated to make, grant or extend to us or for the Company's account or any of its accounts and any and all interest, charges and/or expenses heretofore or hereafter owing by the Company to Laurus and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instruments between the Company, Laurus and any or all subsidiaries or otherwise, including, without limitation, all obligations owing by the Company to Laurus under the Securities Purchase Agreement of even date herewith and related Series A Preferred Stock in the original Stated Value of $2,500,000 (as amended, modified and supplemented from time to time, the "Preferred Stock").

     3. The Company hereby warrants and covenants to Laurus that: (a) it is a corporation validly existing, in good standing and formed under the laws of the Commonwealth of Massachusetts and it will provide Laurus thirty days prior written notice of any change in its state of formation; (b) it is the lawful owner of the Collateral, and has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) it will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature; (d) it will not without Laurus' prior written consent, sell, exchange or otherwise dispose of the Collateral or any of the Company's rights therein or permit any lien or security interest to attach to same, except that created by this Agreement or sales of inventory or the disposition of obsolete or worn out equipment in the ordinary course of business; (e) it will allow Laurus and/or Laurus' representatives free access to and the right of inspection of the Company's premises where the books and records relating to the Collateral are located; and (f) it hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable


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attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against Laurus or the Company concerning any matter growing out of or in connection with this Agreement and/or any of the Obligations and/or any of the Collateral.

     4. Laurus agrees to terminate the security interest in the Collateral upon the Company tendering the final payment in satisfaction of the Obligations. Laurus agrees to join with the Company in executing termination statements and other instruments pursuant to the Code in form satisfactory to the Company and in executing such other documents or instruments as may be required or deemed necessary by the Company for purposes of terminating the security interest in the Collateral.

     5. The Company shall be in default under this Agreement upon the happening of any of the following events or conditions (each, a "Default"): (a) it shall fail to pay when due or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement made or furnished to Laurus by the Company or on its behalf was false in any material respect when made or furnished and such failure shall have a material adverse effect on the Company;
(c) it shall fail to comply with any term or provision set forth in this Agreement and such failure (to the extent not covered by any other clause of this Section 4) shall remain uncured for a period of two (2) business days after the date on which Laurus notified the Company of such failure; and (d) a default shall occur under the Preferred Stock.

     6. Upon the occurrence of any Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Code, this Agreement and other applicable law. Upon the occurrence of any Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire, including, without limitation, the right to contact account debtors liable in respect of the Accounts for the purpose of engaging in collection activities with respect thereto. Upon Laurus' request, the Company shall assemble the Collateral and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten business days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on Laurus' records for the Company. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and the Company shall be liable for any deficiency.

     7. If the Company defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, Laurus may, at its sole option without waiving its right to enforce this Agreement according to its terms, immediately or at any time thereafter and without


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notice to the Company, perform or fulfill the same or cause the performance or fulfillment of the same for the Company's account and at its sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

     8. The Company appoints Laurus, any of its officers, employees or any other person or entity whom Laurus may designate as the Company's attorney, with power to execute such documents in its behalf and to supply any omitted information and correct patent errors in any documents executed by the Company or on its behalf; to file financing statements against the Company covering the Collateral; to sign the Company's name on public records; and to do all other things Laurus deem necessary to carry out this Agreement. The Company hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     9. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon the Company for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. The Company agrees to join with Laurus in executing financing statements or other instruments pursuant to the Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall enure to the benefit of its successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus, any of Laurus' subsidiaries and any co-subsidiaries of its parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of the Company and them. Laurus and the Company hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the Company agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of the state and federal courts located in the State of New York and (c) waive any objection Laurus or the Company may have as to the bringing or maintaining of such action with any such court.

     11. All notices and other communications hereunder shall be deemed given three (3) business days after delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched


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by telegram, telex or telefax, as the case may be) and if to (a) the Company addressed as set forth beneath the Company's name on the signature page unless the Company shall give notice in writing of a different address or telefax number in the manner provided herein, with a copy to Foley Hoag LLP 155 Seaport Boulevard, Boston, MA 02210, Attention: David A. Broadwin, Esq. and (b) Laurus, at the address set forth for Laurus on the last page of this Agreement unless Laurus shall give the Company notice in writing of a different address.

     12. No amendment, modification, termination, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Laurus, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13. No course of dealing between Laurus and the Company, nor any failure or delay on Laurus' part in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy under this Agreement. The rights and remedies provided in this Agreement and the Preferred Stock are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. The Company hereby waives in favor of Laurus all suretyship defenses and waives notice of (a) acceptance hereof and of all notices and demands of any kind to which the Company may be entitled and (b) presentment to or demand of payment from anyone whomsoever liable upon the Accounts or the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of the Collateral or any default of any sort. The Company further waives all of the Company's rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of the Company or Laurus may now or hereafter have against any party liable for the Obligations.

     14. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. In no event shall any payments hereunder (if deemed interest under applicable law or regulation) exceed the maximum rate permitted under applicable law or regulation. If any provision of this Agreement is in contravention of any such law or regulation, then such provision shall be deemed amended to provide for interest at said maximum rate and any excess amount shall be applied to the Obligations in such order as Laurus shall elect.


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                                IMPLANT SCIENCES CORPORATION


                                By: /s/ Anthony J. Armini
                                   ---------------------------
                                   Name: Anthony J. Armini
                                   Title: President
                                Address: 107 Audubon Road, #5
                                         Wakefield, Massachusetts 01880




                                LAURUS MASTER FUND, LTD.


                                By: /s/ David Grin
                                   ---------------------------
                                Name: David Grin
                                Title: Director


                                Address: c/o Ironshore Corporate Services, Ltd. P.O. Box 1234 G.T.
                                Queensgate House
                                South Church Street
                                Grand Cayman, Cayman Islands



                      [Security Agreement Signature Page]


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